                             The Zweig Fund, Inc.
                       The Zweig Total Return Fund, Inc.

                  900 Third Avenue, New York, New York 10022

                                                                  April 3, 2008

DEAR SHAREHOLDER:

   You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. ("ZTR") (collectively, the "Funds") to be held on Tuesday, May 6, 2008, at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

   Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

   We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card or cards to assure that your shares are represented at the meeting. Please return all proxy cards that you may receive from the Funds.

   On behalf of the Boards of Directors of ZF and ZTR, I extend our appreciation for your continued support.

                                GEORGE R. AYLWARD,
                      Chairman of the Board and President of
                               The Zweig Fund, Inc.
                        The Zweig Total Return Fund, Inc.

 The Boards of Directors of ZF and ZTR unanimously recommend that shareholders vote:

   FOR the two nominees for election as Directors.

                             The Zweig Fund, Inc.
                       The Zweig Total Return Fund, Inc.

                  900 Third Avenue, New York, New York 10022
                               -----------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 2008
                               -----------------
 TO THE SHAREHOLDERS:
    This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 6, 2008 at 10:00 A.M. and at any and all adjournments or postponements thereof (the "Meeting") for the following purposes:
    1. ELECT DIRECTORS:
      . With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2011 and until their successors are elected and duly qualify.
      . With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2011 and until their successors are elected and duly qualify.
    2. OTHER BUSINESS:
          To transact such other business as may properly come before the Meeting.
    Shareholders of record of ZF and/or ZTR at the close of business on March 11, 2008 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Board of Directors.

                      By Order of the Boards of Directors of
                             The Zweig Fund, Inc. and
                        The Zweig Total Return Fund, Inc.
                                GEORGE R. AYLWARD,
                       Chairman of the Board and President

 New York, New York
 April 3, 2008

                                  IMPORTANT:
  You are invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the envelope provided, which is addressed for your convenience to each Fund of which you are a shareholder and requires no postage if mailed in the United States. Your prompt return of the enclosed proxy card may save the Funds the necessity and expense of further solicitations to assure a quorum at the Meeting. A Proxy will not be required for admission to the Meeting.

                             The Zweig Fund, Inc.

                       The Zweig Total Return Fund, Inc.

                  900 Third Avenue, New York, New York 10022

                               -----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 2008

                               -----------------

   This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Tuesday, May 6, 2008 at 10:00 A.M., and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting dated April 3, 2008.

   The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the "Funds") because the shareholders of both Funds are expected to consider and vote on a similar proposal with respect to the election of Directors. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund's meeting to immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the proposal relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

   If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the two nominees of the ZF Board of Directors as Directors of ZF. Executed ZTR proxies that are unmarked will be voted for the election of the two nominees of the ZTR Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the

Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund prior to the Meeting, or by returning a subsequently dated proxy prior to the Meeting.

   The Board of Directors of each Fund has fixed the close of business on March 11, 2008 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 3, 2008.

   As of the record date, 91,955,558 shares of ZF's common stock were outstanding, and 114,594,744 shares of ZTR's common stock were outstanding. To the best of each Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund's common stock.

   The annual report of each Fund for the year ended December 31, 2007, including financial statements, has been mailed to shareholders of record of that Fund at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 11, 2008.

   Each Fund will furnish, without charge, a copy of the Fund's December 31, 2007 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

   The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2011 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

   Each Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and recommends to the

Board candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund's Nominating Committee consists of three Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund, Phoenix/Zweig Advisers LLC, the Funds' investment adviser (the "Adviser") or Zweig Consulting LLC (the "Sub-Adviser").

   Based on the recommendations made by ZF's Nominating Committee at its meeting held on February 12, 2008, the Board of Directors of ZF has nominated Wendy Luscombe and R. Keith Walton, who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2011 and until their successors are elected and duly qualify. Based on the recommendations made by ZTR's Nominating Committee at its meeting held on February 12, 2008, the Board of Directors of ZTR has nominated Wendy Luscombe and R. Keith Walton, who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2011 and until their successors are elected and duly qualify.

   Background information with respect to the current Directors appears below.

   Unless otherwise noted, the address of each individual is 900 Third Avenue, New York, NY 10022.

                                       Number of
                                     Portfolios in         Principal
    Name, Address,       Term of         Fund            Occupation(s)
       Age and         Office and       Complex       During Past 5 Years
     Position(s)        Length of     Overseen by          and Other
      with Funds       Time Served     Director       Directorships Held
   --------------------------------------------------------------------------
                            DISINTERESTED DIRECTORS
   --------------------------------------------------------------------------
   Charles H. Brunie Term: Until           2       Chairman, Brunie
   YOB: 1930         2009. Served                  Associates (investments)
   Director          since: 1998 for               (since April 2001);
                     ZF and 1988                   Oppenheimer Capital
                     for ZTR.                      (1969-2000), Chairman
                                                   (1980-1990), Chairman
                                                   Emeritus (1990-2000);
                                                   Chairman Emeritus, Board
                                                   of Trustees, Manhattan
                                                   Institute (since 1990);
                                                   Trustee, Milton and Rose
                                                   D. Friedman Foundation for
                                                   Vouchers (since 1999);
                                                   Trustee, Hudson Institute
                                                   (since 2002); Chairman of
                                                   the Board, American
                                                   Spectator (since 2002);
                                                   Chartered Financial
                                                   Analyst (since 1969).
   --------------------------------------------------------------------------

                                     Number of
                                   Portfolios in          Principal
    Name, Address,     Term of         Fund             Occupation(s)
       Age and       Office and       Complex        During Past 5 Years
     Position(s)      Length of     Overseen by           and Other
      with Funds     Time Served     Director        Directorships Held
    ------------------------------------------------------------------------
    Wendy Luscombe Term: Until           2       Co-lead Independent
    YOB: 1951      2008. Served                  Director of The Zweig Total
    Director       since: 2002 for               Return Fund, Inc. and of
                   ZF and ZTR.                   The Zweig Fund, Inc. (since
                                                 2006); Principal, WKL
                                                 Associates, Inc. (private
                                                 investor and consultant)
                                                 (since 1994); Fellow, Royal
                                                 Institution of Chartered
                                                 Surveyors; Member,
                                                 Chartered Institute of
                                                 Arbitrators; Director,
                                                 Endeavour Real Estate
                                                 Securities, Ltd. REIT
                                                 Mutual Fund (2000-2005);
                                                 Director, PXRE, Corp.
                                                 (reinsurance) (1994-2007);
                                                 Member and Chairman of
                                                 Management Oversight
                                                 Committee, Deutsche Bank
                                                 Real Estate Opportunity
                                                 Fund 1A and 1B (since
                                                 2003); Trustee, Acadia
                                                 Realty Trust (since 2004);
                                                 Member of National
                                                 Association of Corporate
                                                 Directors Teaching Facility
                                                 (since 2007).
    ------------------------------------------------------------------------
    Alden C. Olson Term: Until           2       Chairman of the Audit
    YOB: 1928      2010. Served                  Committee of The Zweig
    Director       since: 1996 for               Total Return Fund, Inc. and
                   ZF and ZTR.                   of The Zweig Fund, Inc.;
                                                 Currently retired;
                                                 Chartered Financial
                                                 Analyst (since 1964);
                                                 Professor of Financial
                                                 Management, Investments
                                                 at Michigan State
                                                 University (1959 to 1990).
    ------------------------------------------------------------------------

                                       Number of
                                     Portfolios in          Principal
   Name, Address,        Term of         Fund             Occupation(s)
      Age and          Office and       Complex        During Past 5 Years
    Position(s)         Length of     Overseen by           and Other
     with Funds        Time Served     Director        Directorships Held
-------------------------------------------------------------------------------
James B. Rogers, Jr. Term: Until           2       Private investor (since
YOB: 1942            2009. Served                  1980); Chairman, Beeland
Director             since: 1986 for               Interests (Media and
                     ZF and 1988                   Investments) (since 1980);
                     for ZTR.                      Regular Commentator on
                                                   Fox News (2002-2007);
                                                   Author of "Investment
                                                   Biker: On the Road with
                                                   Jim Rogers" (1994),
                                                   "Adventure Capitalist"
                                                   (2003), "Hot Commodities"
                                                   (2004); and "A BULL IN
                                                   CHINA" (2007); Director,
                                                   Levco Series Trust (1996-
                                                   2006).
-------------------------------------------------------------------------------
R. Keith Walton      Term: Until           2       Co-lead Independent
YOB: 1964            2008. Served                  Director of The Zweig Total
Director             since: 2004 for               Return Fund, Inc. and of
                     ZF and ZTR.                   The Zweig Fund, Inc. (since
                                                   2006); Principal and Chief
                                                   Administrative Officer,
                                                   Global Infrastructure
                                                   Partners (since 2007);
                                                   Director, Blue Crest Capital
                                                   Management Funds (since
                                                   2006); Executive Vice
                                                   President and Secretary
                                                   (1996-2007) of the
                                                   University at Columbia
                                                   University; Director (since
                                                   2002), Member, Executive
                                                   Committee (since 2002),
                                                   Chair, Audit Committee
                                                   (since 2003), Apollo Theater
                                                   Foundation, Inc.; Director,
                                                   Orchestra of St. Luke's
                                                   (since 2000); Vice President
                                                   and Trustee, The Trinity
                                                   Episcopal School
                                                   Corporation (since 2003);
                                                   Member (since 1997),
                                                   Nominating and
                                                   Governance Committee
                                                   Board of Directors (since
                                                   2004), Council on Foreign
                                                   Relations.

                                      Number of
                                    Portfolios in           Principal
   Name, Address,       Term of         Fund              Occupation(s)
      Age and         Office and       Complex         During Past 5 Years
    Position(s)        Length of     Overseen by            and Other
     with Funds       Time Served     Director         Directorships Held
 ------------------------------------------------------------------------------
                              INTERESTED DIRECTOR*
 ------------------------------------------------------------------------------
 George R. Aylward  Term: Until           2       Senior Executive Vice
 56 Prospect Street 2010. Served                  President and President,
 Hartford, CT 06115 since: 2006 for               Asset Management (since
 YOB: 1964          ZF and ZTR.                   2007), Senior Vice President
                                                  and President, Asset
 Director, Chairman                               Management (since 2007),
 of the Board and                                 Senior Vice President and
 President                                        Chief Operating Officer,
                                                  Asset Management (2004-
                                                  2007); Vice President (2001-
                                                  2004), The Phoenix
                                                  Companies, Inc.; Director
                                                  and President (2006-
                                                  present), Chief Operating
                                                  Officer (2004-present),
                                                  Executive Vice President
                                                  (2004-2006), Vice President,
                                                  Finance (2001-2002),
                                                  Phoenix Investment
                                                  Partners, Ltd.; Various
                                                  senior officer and
                                                  directorship positions with
                                                  Phoenix affiliates; President
                                                  (2006-present), Executive
                                                  Vice President, (2004-2006),
                                                  the Phoenix Funds Family;
                                                  Chairman, President and
                                                  Chief Executive Officer, The
                                                  Zweig Fund, Inc. and The
                                                  Zweig Total Return Fund,
                                                  Inc. (2006-present).
 ------------------------------------------------------------------------------

                    Position(s) with
                     the Funds and           Principal Occupation(s)
    Name, Address      Length of             During Past 5 Years and
       and Age        Time Served            Other Directorships Held
    -----------------------------------------------------------------------
                       OFFICERS WHO ARE NOT DIRECTORS**
    -----------------------------------------------------------------------
    Carlton Neel  Executive Vice        Senior Vice President and Portfolio
    YOB: 1967     President since: 2003 Manager, Phoenix/Zweig Advisers
                  for ZF and ZTR.       LLC (since 2003); Managing
                                        Director and Co-Founder, Shelter
                                        Rock Capital Partners, LP
                                        (2002-2003); Senior Vice President
                                        and Portfolio Manager, Phoenix/
                                        Zweig Advisers LLC (1995-2002);
                                        Vice President, JP Morgan & Co.
                                        (1990-1995).
    -----------------------------------------------------------------------

                      Position(s) with
                       the Funds and            Principal Occupation(s)
   Name, Address         Length of              During Past 5 Years and
      and Age           Time Served             Other Directorships Held
 -----------------------------------------------------------------------------
 David Dickerson    Senior Vice President Senior Vice President and Portfolio
 YOB: 1967          since: 2003 for ZF    Manager, Phoenix/Zweig Advisers
                    and ZTR.              LLC (since 2003); Managing Director
                                          and Co-Founder, Shelter Rock
                                          Capital Partners, LP (2002-2003);
                                          Vice President and Portfolio
                                          Manager, Phoenix/Zweig Advisers
                                          LLC (1993-2002).
 -----------------------------------------------------------------------------
 Marc Baltuch       Vice President and    Chief Compliance Officer of Phoenix/
 YOB: 1945          Chief Compliance      Zweig Advisers LLC (since 2004);
                    Officer since: 2004   President and Director of Watermark
                    for ZF and ZTR.       Securities, Inc. (since 1991);
                                          Secretary of Phoenix-Zweig Trust
                                          (1989-2003); Secretary of Phoenix-
                                          Euclid Market Neutral Fund (1998-
                                          2002); Assistant Secretary of Gotham
                                          Advisors, Inc. (1990-2005); Chief
                                          Compliance Officer of the Zweig
                                          Companies (since 1989) and of the
                                          Phoenix Funds Complex (since 2004).
 -----------------------------------------------------------------------------
 Kevin J. Carr      Secretary and Chief   Vice President and Counsel, Phoenix
 One American Row   Legal Officer         Life Insurance Company (since 2005);
 Hartford, CT 06102 since: 2005 for ZF    Vice President, Counsel, Chief Legal
 YOB: 1954          and ZTR.              Officer and Secretary, certain Funds
                                          within Phoenix Fund Complex (since
                                          2005); Compliance Officer of
                                          Investments and Counsel, Travelers
                                          Life and Annuity Company (January
                                          2005-May 2005); Assistant General
                                          Counsel, The Hartford Financial
                                          Services Group (1999-2005).
 -----------------------------------------------------------------------------
 Moshe Luchins      Vice President        Associate Counsel (1996-2005),
 YOB: 1971          since: 2004 for ZF    Associate General Counsel (since
                    and ZTR.              2006) of the Zweig Companies.
 -----------------------------------------------------------------------------
 Nancy Curtiss      Treasurer             Vice President, Head of Operations,
 56 Prospect Street since: 2003 for ZF    Phoenix Investment Partners (since
 Hartford, CT 06115 and ZTR.              2007); Vice President, Operations
 YOB: 1952                                (2003-2007); Vice President, Fund
                                          Accounting (1994-2003), Treasurer
                                          (1996-2003); Phoenix Equity
                                          Planning Corporation. Treasurer,
                                          multiple funds in the Phoenix Fund
                                          Complex (1994-2006).
 -----------------------------------------------------------------------------

                       Position(s) with
                        the Funds and           Principal Occupation(s)
   Name, Address          Length of             During Past 5 Years and
      and Age            Time Served            Other Directorships Held
 -----------------------------------------------------------------------------
 Jacqueline Porter  Vice President and     Assistant Vice President, Fund
 56 Prospect Street Assistant Treasurer    Administration and Tax, Phoenix
 Hartford, CT 06115 since: 2006 for ZF and Equity Planning Corporation (since
 YOB: 1958          ZTR.                   1995); Vice President and Assistant
                                           Treasurer, multiple funds in the
                                           Phoenix Fund Complex (since 1995).
 -----------------------------------------------------------------------------

--------
* Director considered to be an "interested person," as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Funds.

** The Term of each Officer expires immediately following the 2008 Annual
   Meeting of Shareholders. The Board considers reappointments annually.

Compensation of Directors and Officers

   During the year ended December 31, 2007, ZF paid Directors' fees aggregating $137,000 and ZTR paid Directors' fees aggregating $129,500 to the Directors who were not interested persons of the Funds or the Adviser. For the year ended December 31, 2007, each Fund paid each Director who is not an interested person of such Fund or the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. Effective January 1, 2008, each Fund pays each Director who is not an interested person of such Fund or the Adviser an annual fee of $11,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. In addition, as of January 1, 2008, each Fund pays its Audit Committee Chairman a $10,000 annual retainer. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

   Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2007. The Funds do not pay any pension or retirement benefits to their Directors.

                              COMPENSATION TABLE

                                       Pension or                 Total
                                       Retirement  Estimated  Compensation
                           Aggregate   Benefits as   Annual     From the
                          Compensation   Part of    Benefits  Fund and Fund
       Name of Person,      From the      Fund        Upon    Complex Paid
          Position            Fund      Expenses   Retirement to Directors
     ----------------------------------------------------------------------
     Charles H. Brunie -- ZF-$20,500       $0          $0        $41,000
      Director            ZTR-$20,500
     ----------------------------------------------------------------------
     Wendy Luscombe --    ZF-$37,000       $0          $0        $71,000
      Director            ZTR-$34,000
     ----------------------------------------------------------------------
     Alden C. Olson --    ZF-$22,000       $0          $0        $42,500
      Director            ZTR-$20,500
     ----------------------------------------------------------------------

                                        Pension or                 Total
                                        Retirement  Estimated  Compensation
                            Aggregate   Benefits as   Annual     From the
                           Compensation   Part of    Benefits  Fund and Fund
       Name of Person,       From the      Fund        Upon    Complex Paid
          Position             Fund      Expenses   Retirement to Directors
   -------------------------------------------------------------------------
   James B. Rogers, Jr. -- ZF-$20,500       $0          $0        $41,000
    Director               ZTR-$20,500
   -------------------------------------------------------------------------
   R. Keith Walton --      ZF-$37,000       $0          $0        $71,000
    Director               ZTR-$34,000
   -------------------------------------------------------------------------
   George R. Aylward --       ZF-$0         $0          $0          $0
    Interested Director      ZTR-$0
    and President

Director Ownership of Securities

   Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2007.

                                                Aggregate Dollar Range of
                                                  Fund Ownership in all
                               Dollar Range         Funds Overseen by
                           of Equity Securities   Director in Family of
        Name of Director     in the Fund (1)    Investment Companies (2)
      -------------------------------------------------------------------
      Charles H. Brunie     ZF-Over $100,000
                            ZTR-Over $100,000         Over $100,000
      -------------------------------------------------------------------
      Wendy Luscombe       ZF-$10,001-$50,000
                           ZTR-$10,001-$50,000       $10,001-$50,000
      -------------------------------------------------------------------
      Alden C. Olson       ZF-$10,001-$50,000
                           ZTR-$10,001-$50,000       $10,001-$50,000
      -------------------------------------------------------------------
      James B. Rogers, Jr. ZF-$10,001-$50,000
                             ZTR-$1-$10,000          $10,001-$50,000
      -------------------------------------------------------------------
      R. Keith Walton      ZF-$10,001-$50,000   $10,001-$50,000 - By Self
                           ZTR-$10,001-$50,000    $50,001-$100,000 (3)
      -------------------------------------------------------------------
      George R. Aylward       ZF-$1-$10,000
                             ZTR-$1-$10,000            $1-$10,000
      -------------------------------------------------------------------

--------
(1)The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2007. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

(2)Pursuant to the Proxy Rules, ZF and ZTR are the only funds in the "Family of Investment Companies."

(3)This includes shares held by Mr. Walton's wife. Mr. Walton disclaims beneficial ownership of such securities held indirectly, and this shall not be deemed an admission that Mr. Walton is the beneficial owner of such securities.

Committees and Board of Directors' Meetings

Audit Committee Report

   Each Fund's Board of Directors has appointed a standing Audit
Committee. The ZF Board of Directors has adopted a written charter for the Audit Committee which is available on the Adviser's website at - http://www.phoenixinvestments.com/phxinv/Individual/Products/
Closed_End_Funds/Zweig/ZF_Audit_Committee_Charter.pdf. The ZTR
Board of Directors has adopted a written charter for the Audit Committee which is available on the Adviser's website at - http://www.phoenixinvestments.com/phxinv/Individual/Products/
Closed_End_Funds/Zweig/ZTR_Audit_Committee_Charter.pdf. The purposes of each Board's Audit Committee are set forth in the Audit Committee
Charter. In brief, the role of each Board's Audit Committee is to assist the Board of Directors in its oversight of the respective Fund's financial reporting process. As set forth in the Charter of each Board's Audit Committee, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for each Fund is responsible for auditing that Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Each Audit Committee also has considered whether the provision by the Fund's independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm's independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

   The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that Wendy Luscombe is an "audit committee financial expert," as defined under Regulation S-K, Item 407(d). The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. Each Audit Committee is in compliance with the New York Stock Exchange requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of each Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, an Audit Committee's considerations and discussions referred to above do not assure that the audit of a Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors that the audited financial statements of the applicable Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2007. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are "independent" within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees applicable to closed-end funds.

   Alden C. Olson
   Charles H. Brunie
   Wendy Luscombe
   James B. Rogers, Jr.
   R. Keith Walton

Nominating Committee

   Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Funds, are members of the Nominating Committee of each Board of Directors. Each Fund's Board of Directors has adopted a written charter for its Nominating Committee, which is available on the Adviser's website at - http://www.phoenixinvestments.com/phxinv/Individual/ Products/Closed_End_Funds/Zweig/Nominating_Committee_Charter.pdf.
Each Nominating Committee considers candidates for election to fill vacancies on the Fund's Board of Directors.

   Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders or industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Funds. For more information, see "Additional Information: Proposals for 2009 Meeting."

   Nominees are evaluated based on the criteria described below. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee takes into consideration such other factors as it deems appropriate. Except as provided above, in nominating candidates, each Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to posses. Each Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate's qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

Board of Directors' and Standing Committees' Meetings

   The Board of Directors also has an Executive Committee, consisting of Wendy Luscombe and R. Keith Walton, each of whom is not an interested person of the Funds. The Executive Committee of the Board of Directors of each Fund, in the intervals between meetings of the Board of Directors, has all the authority of such Board of Directors, except as otherwise provided by that Fund's Articles of Incorporation, By-Laws or applicable law; provided, however, that the Executive Committee shall not exercise its authority in a manner inconsistent with any action, direction, or instruction of the Board of Directors.

   The ZF Board of Directors held five meetings and the ZTR Board of Directors held four meetings during the year ended December 31, 2007. Each Fund's Nominating Committee held one meeting during the year ended December 31, 2007 and met on February 12, 2008, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund's Audit Committee held two meetings during the year ended December 31, 2007. The Executive Committee held ten meetings for ZTR and eleven meetings for ZF during the year ended December 31, 2007. All of the Directors attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2007.

Shareholder Communications

   Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to George R. Aylward, President of the Funds, for review. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines involve routine matters will be forwarded to the Funds' Administrator and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

   It is the Funds' policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the directors attended the joint annual meeting of ZF and ZTR in 2007.

   The Boards of Directors of ZF and ZTR recommend that shareholders vote FOR the re-election of the nominees.

               INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

   Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for ZF and ZTR. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. ("PXP"), the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

   PXP has served investors for over 70 years. As of December 31, 2007, PXP had approximately $55.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. In February 2008, PNX announced that it intends to spin off PXP by the end of the third quarter of 2008.

   Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for ZF and ZTR. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by PXP.

   Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for ZF and ZTR, provides asset allocation services to the Adviser. Dr. Martin E. Zweig is the President and owner of the Sub-Adviser. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser's fees are paid by the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year ended
December 31, 2007, such reporting persons were in compliance with all
Section 16(a) and Section 30(h) reporting requirements applicable to them.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Directors who are not interested persons of such Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2008. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

   The aggregate fees billed for services rendered by PwC during the years ended December 31, 2006 and 2007, respectively, are described below.

Audit Fees

   The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF's financial statements for the fiscal years ended December 31, 2006 and 2007 were $32,600 and $32,600, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR's financial statements for the fiscal years ended December 31, 2006 and 2007 were $32,600 and $32,600, respectively.

Audit-Related Fees

   The fees billed by PwC to ZF for the fiscal years ended December 31, 2006 and December 31, 2007 for any audit-related services were $1,000 and $6,150, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2006 and December 31, 2007 for any audit-related services were $1,000 and $6,150, respectively. These fees are related to the review of the Funds' semi-annual financial statements and matters related to the Funds' 2007 rights offerings and Financial Accounting Standards Board Interpretation (FIN) 48.

   The aggregate fees billed by PwC to ZF for the fiscal years ended
December 31, 2006 and 2007 in connection with tax review, compliance and advice were approximately $5,025 and $4,600, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2006 and 2007 in connection with tax review, compliance and advice were approximately $5,025 and $4,600, respectively. These fees were related to determination of federal and excise taxes for the Funds.

All Other Fees

   The fees billed by PwC to ZF for the fiscal years ended December 31, 2006 and December 31, 2007 for other services were $907 and $1,250, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2006 and December 31, 2007 for other services were $906 and $1,250, respectively. These fees relate to expenses for travel to meetings of the Board of Directors.

Aggregate Non-Audit Fees

   The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2006 and 2007 were $13,863 and $16,500, respectively.

   Each Audit Committee considered whether the non-audit services rendered to the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, "Covered Services"). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

                            ADDITIONAL INFORMATION

Other Matters

   The Boards of Directors of the Funds know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

   The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

Vote Required

   The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by Computershare Trust Company, NA, the Funds' transfer agent.

Proposals for 2009 Meeting

   Each Fund's Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund's proxy statement in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. Any notice of shareholder nominations for election to the Board of Directors or notice of other matters which shareholders wish to present at the ZF or ZTR 2009 Annual Meeting of Shareholders must be received at such Fund's principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting for such Fund is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth
(90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice or public announcement of the date of such meeting was given or made.

   The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund's Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. A copy of ZF's By-Laws is available on the SEC's Web site at http://www.sec.gov/Archives/edgar/data/ 812090/000088731804000088/zfbylaws.txt. A copy of ZTR's By-Laws is available on the SEC's Web site at http://www.sec.gov/Archives/edgar/ data/836412/000088731804000089/ztrbylaws.txt.

   The persons named as proxies for the Funds' 2009 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than ninety (90) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

              New York, New York     By Order of the Board of
              April 3, 2008                Directors of
                                       The Zweig Fund, Inc.
                                 The Zweig Total Return Fund, Inc.
                                        GEORGE R. AYLWARD,
                                       Chairman of the Board
                                           and President

                                                                    002CS-61515
                                                                       ZW-PS-08

                        THE ZWEIG TOTAL RETURN FUND, INC.
                         Annual Meeting of Shareholders
                                   May 6, 2008
                 Proxy Solicited on Behalf of Board of Directors

     The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints GEORGE R. AYLWARD, CARLTON NEEL and DAVID DICKERSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, and at any and all adjournments or postponements thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

          (Continued, and to be signed and dated on the reverse side.)

     Please mark boxes[ ] or[ ] in blue or black ink.

1. GRANTING[ ] WITHHOLDING[ ] authority to vote for the election as directors of all the nominees listed below: R. Keith Walton and Wendy Luscombe.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

                    Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                                                       Dated              , 2008
                                                            --------------


                                                   -----------------------------
                                                             Signature


                                                   -----------------------------
                                                             Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.